UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04058

The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

555 Mission Street, Suite 1700, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2013

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Semi-Annual Report

December 31, 2012

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2012 (unaudited)

During the July to December 2012 period, the KOSPI increased 7.72% in Korean Won (KRW) terms and 15.3% in U.S. $ terms. The KOSPI showed some weakness in the beginning of July yet had a strong rebound thanks to the Eurozone concerns being eased with ECB president Draghi showing strong support for the Eurozone. The U.S. Federal Reserve (the “Fed”) announced QE3 and the gradual strengthening of KRW also helped the KOSPI’s U.S. $ gain. During second half of 2012, KRW appreciated from 1,145 to 1,064.4 versus the U.S. $. This appreciation was driven by relatively strong economic fundamentals, fiscal soundness and current account surplus. After the Fed announced the third round of quantitative easing in September, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) also announced similar monetary easing measures. Together with capital inflows, improvements in global growth and reduced Eurozone risk triggered KRW appreciation. Korea’s sizable current account surplus has also added appreciation pressure.

While the global macroeconomic environment remains uncertain, we observed certain data bottoming out in the second half of 2012. Korea’s exports recovered after a significant drop in July of -8.7% year-over-year vs. 1% year-over-year growth in October and 3.8% year-over-year growth in November. Exports to China also turned to positive growth in September following a period of negative growth from March to August 2012. We expect the gradual recovery to likely continue into 2013 barring any sudden external environmental changes.

In September 2012, Standard & Poor’s upgraded South Korea’s sovereign debt rating from A to A+ following Moody’s and Fitch. The upgrades were based on strong fiscal fundamentals, economic and financial stability, and reduced geopolitical risks on the Korean peninsula. While the outlook on the long term ratings is stable, downside risks remain with the rising debt of non-financial public sectors and households and the vulnerability of the financial system. On the other hand, further upgrades may signal increased economic stability. We expect sovereign debt rating upgrades will lower overseas funding costs of Korean corporations and help stabilize the financial market.

In December 2012, Ms. Park Geun Hye was elected the 18th president of Korea becoming the first woman to hold the post. She is also the first presidential candidate who received more than 50% of the vote since democratic elections were introduced in Korea. Park is scheduled to be inaugurated in February 2013. Given that her election campaign pledges placed top priority on a better welfare system and economic democratization, the fiscal policy and micro-level corporate policy will likely take center stage of debates. Another focal point of Ms. Park’s policy concerns corporate governance issues of Chaebols*, where Park emphasized a gradual approach to the issue while the opposition party had proposed to remove all existing circular ownership of Chaebols. She limited it to the case of the additional circular ownership only. Park has stated that she wants balanced growth between Chaebols and small business, and she believes regulations should not discourage Chaebols from investment.

*	A Chaebol is a large, usually family-owned, business group in South Korea.

12.31.12	The Korea Fund, Inc. Semi-Annual Report	1

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2012 (unaudited) (continued)

Under the new administration, government support will focus more on domestic demand and mid-small size business support, which in turn should help create new jobs. However, we believe exports will continue to be the main growth driver of South Korea as domestic demand-led growth would require structural reforms. While government policy supports mid-small size businesses, the structural change might not happen due to certain consolidation, competition, and market open which might be prevented by policy. As such, we expect exports to remain the leading growth driver while the government supports domestic mid-small size businesses.

As for geo-political issues, Ms. Park criticized the inflexible hard-line policy of the current administration, preferring a cautious rapprochement. Although, she emphasized that any large scale investment and aid will be conditional on progress in ending North Korea’s nuclear weapons program.

Performance

During the July 2012 to December 2012 period, the total return of the Korea Fund on a NAV basis was 12.15% (net of fees). The share price performance was up 12.85% during the reporting period, closing at US$ 41.26 per share, representing a discount of 9.20% to NAV. The Fund underperformed the benchmark during the six-month period. The Fund’s stock picks in the consumer discretionary sector hindered performance while our underweight position in financials sector and stock picks in information technology contributed to the Fund’s performance.

Market Outlook

After foreign investors enjoyed more than an 18% rally in the KOSPI index in 2012, many investors seem to have a dilemma for 2013 between lackluster macro progress and excess liquidity. As we believe that the worst for global economic growth is behind us, we maintain a constructive view on the Korean equity market. The MSCI Korea 2013 PE is trading at only 8.8x as compared to the MSCI Asia Pacific ex Japan trading at 12.3x and the MSCI Asia trading at 12.7x. In our view, the valuation gap within the region should narrow gradually unless Korean companies fail to deliver earnings.

In 2013, the new president’s policy direction and hopes for business cycle recovery will be a key focus on our stock selection. It takes time for policy events to take effect but the equity markets move ahead. Hence, we believe that sectors that can benefit from the new president’s mid-small business friendly policy and increasing social welfare programs will perform well this year.

We believe the global economy will not show a V-shaped recovery during 2013. As our signals indicate global growth momentum to stabilize. Asian data continues to improve slightly, as expected, and U.S. housing and consequently, consumer data continue to be strong. China data is also expected to improve with some hopes for stimulus policies targeted at domestic

2	The Korea Fund, Inc. Semi-Annual Report	12.31.12

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2012 (unaudited) (continued)

consumption. As such, Korean companies with strong global competitiveness should continue to benefit from the slow but steady recovery of the macro economy.

In addition, we believe the potential recovery of local property markets could be an additional engine for Korea’s economy. Key indicators for investors would be a decrease in housing-inventory-after-completion which is a prerequisite for transaction volume to meaningfully pick up. Additionally, the Key Money (lump sum deposit to rent house in Korea) to acquisition price ratio is important, as an increase in the ratio tempts people to own a house rather than continuously raise lump-sum deposits to pay house owners. Once the market becomes confident on the property market, we believe the positive impact would spread to construction companies, banks, home appliance retailers, building materials (including repair and rebuilding) suppliers, and consumers, in that order.

In terms of domestic consumption, we anticipate a better than expected recovery aided by the new President’s domestic consumption focused policy and normalization trend after nearly two years of under-spending.

All in all, we expect a gradual recovery of macro indicators in 2013 with potential surprises in the property market and consumption. As such, we believe the Korean equity market could deliver another period of solid performance following 2012’s gain.

The information contained herein has been obtained from sources believed to be reliable but RCM and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are solely those of the Fund’s Portfolio Manager and are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s annual and semi-annual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund’s website at www.thekoreafund.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.

12.31.12	The Korea Fund, Inc. Semi-Annual Report	3

The Korea Fund, Inc. Performance & Statistics

December 31, 2012 (unaudited)

Total Return(1)	Six Month	1 Year	5 Year	10 Year
Market Price	12.85%	15.41%	-1.86%	14.22%
Net Asset Value (“NAV”)(2)	12.15%	17.09%	-2.05%	12.38%
KOSPI(4)	15.24%	17.70%	-1.65%	13.51%
MSCI Korea (Total Return)(3)	15.13%	21.18%	0.70%	14.81%
MSCI Korea (Price Return)(3)	15.09%	20.16%	-0.38%	13.28%
MSCI Korea (Custom Benchmark)(3)	14.42%	20.47%	N/A	N/A

Premium (Discount) to NAV:

December 31, 2002 to December 31, 2012

Industry Breakdown (as a % of net assets):

Market Price/NAV:
Market Price	$41.26
NAV	$45.44
Discount to NAV	-9.20%

Ten Largest Holdings (as a % of net assets):
Samsung Electronics Co., Ltd.
Manufacturer of electronic parts	25.5%
Hyundai Motor Co.
Manufacturer of automobiles	4.7%
Hyundai Mobis
Manufacturer of automobile components	3.8%
LG Chem Ltd.
Manufacturer of petrochemical goods and electronics materials	3.8%
Korea Zinc Co., Ltd.
Manufacturer and refiner of non-ferrous metals	3.2%
POSCO
Manufacturer of steel	3.1%
Kia Motors Corp.
Manufacturer of automobiles	3.1%
Samsung Heavy Industries Co., Ltd.
Shipbuilder	2.9%
LG Display Co., Ltd.
Manufacture of digital display products	2.4%
Shinhan Financial Group Co., Ltd.
Provider of financial products and services	2.4%

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.
Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends and distributions, if any.
An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.
(2)	See Note 8 in the Notes to Financial Statements.

4	The Korea Fund, Inc. Semi-Annual Report	12.31.12

The Korea Fund, Inc. Performance & Statistics

December 31, 2012 (unaudited) (continued)

(3)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea (Total Return) returns assume reinvestment of dividends (net of foreign withholding taxes) while the MSCI Korea (Price Return) returns do not and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized. The MSCI Korea (Custom Benchmark) represents a daily adjustment to the performance calculation of MSCI Korea if the weight of the semiconductor and semiconductor equipment industry is greater than 25%. The remaining industry groups are weighted according to their adjusted market capitalizations as a percentage of the remaining non-capped weight.
(4)	The Korea Composite Stock Price Index (“KOSPI”) is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the “Korea Stock Exchange”). The KOSPI returns unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized.

12.31.12	The Korea Fund, Inc. Semi-Annual Report	5

The Korea Fund, Inc. Schedule of Investments

December 31, 2012 (unaudited)

Shares		Value
COMMON STOCK–98.1%
	Air Freight & Logistics–1.4%
26,612	Hyundai Glovis Co., Ltd.	$ 5,539,015

	Auto Components–5.6%
57,813	Hyundai Mobis	15,685,188
473,460	Nexen Tire Corp.	7,116,971

		22,802,159

	Automobiles–7.8%
94,059	Hyundai Motor Co.	19,389,701
239,352	Kia Motors Corp.	12,727,200

		32,116,901

	Chemicals–7.3%
30,286	Honam Petrochemical Corp.	7,055,818
49,099	LG Chem Ltd.	15,345,979
184,171	SKC Co., Ltd.	7,311,374

		29,713,171

	Commercial Banks–6.9%
334,414	DGB Financial Group, Inc.	4,562,347
173,370	Hana Financial Group, Inc.	5,667,646
229,440	KB Financial Group, Inc.	8,195,339
264,262	Shinhan Financial Group Co., Ltd.	9,671,332

		28,096,664

	Construction & Engineering–4.7%
372,340	Hyundai Development Co.	7,592,878
110,273	Hyundai Engineering & Construction Co., Ltd.	7,269,493
27,129	Samsung Engineering Co., Ltd.	4,226,626

		19,088,997

	Electronic Equipment, Instruments & Components–4.2%
334,155	LG Display Co., Ltd. (b)	9,856,018
78,385	Samsung Electro-Mechanics Co., Ltd.	7,327,486

		17,183,504

	Hotels, Restaurants & Leisure–2.0%
199,202	Hotel Shilla Co., Ltd.	8,256,705

	Household Durables–1.4%
80,465	LG Electronics, Inc.	5,584,556

	Household Products–2.1%
13,743	LG Household & Health Care Ltd.	8,419,108

	Industrial Conglomerates–1.9%
127,556	LG Corp.	7,814,036

	Insurance–2.7%
21,155	Samsung Fire & Marine Insurance Co., Ltd.	4,297,586
78,919	Samsung Life Insurance Co., Ltd.	6,960,485

		11,258,071

	Internet & Catalog Retail–0.7%
26,736	Hyundai Home Shopping Network Corp.	3,030,928

	Machinery–2.9%
323,310	Samsung Heavy Industries Co., Ltd.	11,813,152

6	The Korea Fund, Inc. Semi-Annual Report	12.31.12

The Korea Fund, Inc. Schedule of Investments

December 31, 2012 (unaudited) (continued)

Shares		Value
	Media–1.4%
455,580	CJ Hellovision Co., Ltd. (b)	$ 5,936,381

	Metals & Mining–7.1%
38,244	Hyundai Steel Co.	3,174,136
34,107	Korea Zinc Co., Ltd.	13,037,597
38,852	POSCO	12,727,543

		28,939,276

	Multi-line Retail–2.4%
40,090	Hyundai Department Store Co., Ltd.	5,964,442
252,985	Hyundai Greenfood Co., Ltd.	4,040,107

		10,004,549

	Oil, Gas & Consumable Fuels–2.2%
130,975	GS Holdings	8,927,241

	Pharmaceuticals–1.2%
46,783	Dong-A Pharmaceutical Co., Ltd.	4,763,185

	Semiconductors & Semiconductor Equipment–26.6%
72,701	Samsung Electronics Co., Ltd.	104,456,765
183,751	SK Hynix, Inc. (b)	4,468,786

		108,925,551

	Software–0.8%
23,291	NCSoft Corp.	3,295,870

	Textiles, Apparel & Luxury Goods–0.7%
50,405	Fila Korea Ltd.	3,021,847

	Tobacco–1.4%
75,192	KT&G Corp.	5,675,001

	Trading Companies & Distributors–2.7%
157,450	Hyundai Corp.	3,072,903
137,431	Samsung C&T Corp.	8,118,053

		11,190,956

	Total Common Stock (cost–$252,474,587)	401,396,824

Principal Amount (000s)
	Time Deposits–0.4%
HKD23	Brown Brothers Harriman & Co.–Grand Cayman, 0.01%, 1/2/13	3,021
$1,755	Citibank–London, 0.03%, 1/2/13	1,754,759
£36	JPMorgan Chase–London, 0.05%, 1/2/13	58,122

	Total Time Deposits (cost–$1,814,781)	1,815,902

	Total Investments (cost–$254,289,368) (a)–98.5%	403,212,726
	Other assets less liabilities–1.5%	5,975,355

	Net Assets–100.0%	$409,188,081

Notes to Schedule of Investments:

(a)	Securities with an aggregate value of $385,022,257, representing 94.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(b)	Non-income producing.

12.31.12	The Korea Fund, Inc. Semi-Annual Report	7

The Korea Fund, Inc. Schedule of Investments

December 31, 2012 (unaudited) (continued)

(c)	Fair Value Measurement – See Note 1 (b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/12
Investments in Securities—Assets
Common Stock:
Media	$5,936,381	—	—	$5,936,381
Pharmaceuticals	4,763,185	—	—	4,763,185
Tobacco	5,675,001	—	—	5,675,001
All Other	—	$385,022,257	—	385,022,257
Short-Term Investments	—	1,815,902	—	1,815,902

Totals	$16,374,567	$386,838,159	—	$403,212,726

At December 31, 2012, a security valued at $4,763,185 was transferred from Level 2 to Level 1.This change was the result of a security trading outside the U.S. whose value was adjusted by the application of a modeling tool at June 30, 2012, which was not available on December 31, 2012.

Glossary:

£–British Pound

HKD–Hong Kong Dollar

8	The Korea Fund, Inc. Semi-Annual Report	12.31.12	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Assets and Liabilities

December 31, 2012 (unaudited)

Assets:

Investments, at value (cost–$254,289,368)	$403,212,726

Foreign currency, at value (cost–$3,694,886)	3,703,442

Dividends and interest receivable (net of foreign taxes)	2,943,000

Receivable for investments sold	1,605,636

Securities lending income receivable, including income from invested cash collateral (net of rebates)	3,223

Prepaid expenses	70,711

Total Assets	411,538,738

Liabilities:

Payable for shares repurchased	1,159,928

Payable for investments purchased	712,011

Investment management fees payable	253,857

Accrued expenses and other liabilities	224,861

Total Liabilities	2,350,657

Net Assets	$409,188,081

Net Assets:

Common Stock:

Par value ($0.01 per share, applicable to 9,005,250 shares issued and outstanding)	$90,053

Paid-in-capital in excess of par	281,708,673

Dividends in excess of net investment income	(2,257,012)

Accumulated net realized loss	(19,290,237)

Net unrealized appreciation	148,936,604

Net Assets	$409,188,081

Net Asset Value Per Share	$45.44

See accompanying Notes to Financial Statements	12.31.12	The Korea Fund, Inc. Semi-Annual Report	9

The Korea Fund, Inc. Statement of Operations

Six Months ended December 31, 2012 (unaudited)

Investment Income:

Dividends (net of foreign withholding taxes of $587,806)	$2,906,126

Securities lending income, including income from invested cash collateral (net of rebates)	127,405

Interest	258

Total Investment Income	3,033,789

Expenses:

Investment management	1,470,094

Custodian	225,054

Directors	177,037

Legal	90,970

Insurance	86,734

Audit and tax services	61,423

Stockholder communications	34,721

Accounting agent	26,983

Transfer agent	26,537

New York Stock Exchange listing	16,008

Miscellaneous	17,127

Total Expenses	2,232,688

Net Investment Income	801,101

Realized and Change in Unrealized Gain (Loss):

Net realized gain on:

Investments	807,958

Foreign currency transactions	495,919

Net change in unrealized appreciation/depreciation of:

Investments	41,421,615

Foreign currency transactions	(123,637)

Net Realized and Change in Unrealized Gain	42,601,855

Net Increase in Net Assets Resulting from Investment Operations	$43,402,956

10	The Korea Fund, Inc. Semi-Annual Report	12.31.12	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Changes in Net Assets

	Six Months ended December 31, 2012 (unaudited)	Year ended June 30, 2012

Investment Operations:

Net investment income (loss)	$801,101	$(1,276,609)

Net realized gain (loss)	1,303,877	(21,508,657)

Net change in unrealized appreciation/depreciation	41,297,978	(65,108,919)

Net increase (decrease) in net assets resulting from investment operations	43,402,956	(87,894,185)

Distributions to Stockholders from Net Realized Gains	—	(53,943,430)

Common Stock Transactions:

Cost of shares repurchased	(21,843,889)	(19,621,952)

Total increase (decrease) in net assets	21,559,067	(161,459,567)

Net Assets:

Beginning of period	387,629,014	549,088,581

End of period*	$409,188,081	$387,629,014

*Including dividends in excess of net investment income of:	$(2,257,012)	$(3,058,113)

Shares Activity:

Shares outstanding, beginning of period	9,568,105	10,057,977

Shares repurchased	(562,855)	(489,872)

Shares outstanding, end of period	9,005,250	9,568,105

See accompanying Notes to Financial Statements	12.31.12	The Korea Fund, Inc. Semi-Annual Report	11

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies

The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940; as amended, and the rules and regulations thereunder, as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund has 200 million shares of common stock authorized with $0.01 par value.

The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. Fund management is currently evaluating the effect that the guidance may have on the Fund’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors. The Fund’s investments are valued daily and the net asset value (“NAV”) is calculated as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day NYSE is open for business using prices supplied by the dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices).

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than U.S. dollar may be affected significantly on a day that the NYSE is closed. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3—valuations based on significant unobservable inputs (including the RCM Capital Management LLC’s (the “Investment Manager”) or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

12	The Korea Fund, Inc. Semi-Annual Report	12.31.12

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2012 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the six months ended December 31, 2012 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income is recorded on an accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of the following year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at December 31, 2012. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

12.31.12	The Korea Fund, Inc. Semi-Annual Report	13

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2012 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

The Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment did not otherwise affect the Fund’s operations.

Certain securities held by the Fund may be subject to aggregate or individual foreign ownership limits. These holdings are in industries that are deemed to be of national importance.

(f) Dividends and Distributions

The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, at least annually. The Fund records dividends and distributions to its stockholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

At December 31, 2012, the Korean Won/U.S. $ exchange rate was WON 1,070.575 to U.S. $1.

(h) Securities Lending

The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. The Fund did not have any securities on loan at December 31, 2012.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

In connection with the Fund’s cash collateral investment in BNY Institutional Cash Reserves Fund (“CR”) at September 12, 2008, the Fund was subject to losses on investments in certain Lehman Brothers securities held in CR. The Fund entered into an Individual Investor Agreement with the Bank of New York Mellon, pursuant to which the Fund agreed to transfer certain Lehman securities held in CR in exchange for 80% of the initial principal balance of the

14	The Korea Fund, Inc. Semi-Annual Report	12.31.12

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2012 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

Lehman securities subject to certain conditions. During the year ended June 30, 2012, the Fund realized a loss of $244,789 which represented 20% of the initial principal balance of the Lehman securities.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate and foreign currency risk.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. RCM Capital Management LLC (the “Investment Manager”) seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Investment Manager/Sub-Administrator

The Fund has an Investment Management Agreement (the “Management Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the six months ended December 31, 2012, the Fund paid investment management fees at an effective rate of 0.74% of the Fund’s average daily net assets.

The Investment Manager has retained its affiliates, Allianz Global Investors Fund Management LLC (the “Sub-Administrator”) to provide administrative services to the Fund. The Investment Manager, and not the Fund, pays a portion of the fee it receives as Investment Manager to the Sub-Administrator in return for its services. The Investment Manager and Sub-Administrator are indirect wholly-owned subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

Effective December 31, 2012, the portfolio management agreement between the Investment Manager and RCM Asia Pacific Limited, an affiliate of Investment Manager, terminated. The Investment Manager assumed the responsibilities for the day-to-day portfolio management of the Fund.

12.31.12	The Korea Fund, Inc. Semi-Annual Report	15

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2012 (unaudited) (continued)

4. Investments in Securities

For the six months ended December 31, 2012, purchases and sales of investments, other than short-term securities, were $50,104,896 and $68,329,502, respectively.

5. Income Tax Information

At December 31, 2012, the cost basis of portfolio securities for federal income tax purposes was $255,446,086. Gross unrealized appreciation was $158,661,209; gross unrealized depreciation was $10,894,569 and net unrealized appreciation was $147,766,640. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

6. Discount Management Program

On November 6, 2012, the Fund announced the continuation of its a new share repurchase program that commenced on November 1, 2011 under which the Fund repurchases its common stock in the open market on any day that the Fund’s shares are trading at a discount of 8% or more from NAV the prior day and there is a daily average discount of 8% or more from NAV over the 5-day period ending the prior day. On each day that shares are repurchased, the Fund repurchases its shares to the maximum extent permitted by law unless the Investment Manager determines that such a repurchase would be detrimental to the Fund and its stockholders. In addition, on a day that shares are repurchased, in addition to the limits set forth above, the Fund will repurchase shares only at such times that the market price represents a discount of 8% or more from the Fund’s closing NAV on the prior day. Under the program, the Fund is authorized to repurchase in each twelve month period ended October 31 up to 10% of its common stock outstanding as of October 31 the prior year. Prior to October 31, 2011 the Funds repurchase program authorized the Fund to repurchase from time to time in the open market up to 5% of its common stock outstanding as of February 22, 2010.

For the six months ended December 31, 2012, the Fund repurchased 562,855 shares of its common stock on the open market at a total cost, inclusive of commissions, of $21,843,889 at a per-share weighted average discount to NAV of approximately 9.80%. For the year ended June 30, 2012, the Fund repurchased 489,872 shares of its common stock on the open market at a total cost, inclusive of commissions, of $19,621,952 at a per-share weighted average discount to NAV of approximately 8.57%.

7. Reverse Stock Split

On December 10, 2008, the Fund declared a reverse stock split on a 1-for-10 basis. Each Fund stockholder of record on December 22, 2008 received one share of the Fund with a NAV of $126.18 per share for every ten shares of the Fund with a NAV of $12.62 per share. All prior year per share information in the Financial Highlights was previously restated to reflect the reverse stock split. The reverse stock split had no impact on total investment return, net assets, ratios or portfolio turnover rates presented in the Financial Highlights.

8. Fund Shares Issued

On December 22, 2008, the Fund declared a capital gain distribution of $90.30 per share. The distribution was made in newly issued Fund shares, based on the Fund’s market price per share on January 26, 2009 (“Pricing Date”), unless a cash election was made. The total cash distribution was limited to 20% of the aggregate dollar amount of the total distribution (excluding any cash paid in lieu of fractional shares). On January 29, 2009 (the payable date) the Fund issued 8,007,555 shares based on the market price of $21.99 per share on the Pricing Date. All prior year per share information in the Financial Highlights was previously restated to reflect the Fund shares issued. The Fund shares issued had no impact on the total return, net assets, ratios or portfolio turnover presented in the Financial Highlights. NAV prior to October 31, 2011 the Funds repurchase program authorized the Fund total return for periods that include December 2008 and January 2009 have been calculated assuming that this capital gain distribution was paid entirely in newly issued Fund shares priced at the Fund’s NAV at the close of business on the Pricing Date. In addition, the Fund adjusted its NAV on December 31, 2008 for purposes of calculating performance by using the actual number of shares outstanding on such date (excluding any estimate of shares to be issued upon reinvestment).

9. Fund Ownership

At December 31, 2012, the City of London Investment Group PLC and Lazard Asset Management LLC held approximately 24% and 13%, respectively, of the Fund’s outstanding shares.

16	The Korea Fund, Inc. Semi-Annual Report	12.31.12

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2012 (unaudited) (continued)

10. Transfer Agent Change/Amended Dividend Reinvestment Plan

American Stock Transfer & Trust Company, LLC (“AST”) assumed responsibility as the Fund’s transfer agent effective September 17, 2012, (the “Effective Date”). The Board announced certain amendments to the Fund’s dividend reinvestment plan (the “Plan”) on September 14, 2012. The Plan and AST’s role as transfer agent for Participants under the Plan commenced as of the Effective Date. A copy of the Plan, as amended, is available at http://www.thekoreafund.com.

11. Subsequent Events

State Street Bank & Trust Co. assumed responsibility as the Fund’s custodian effective January 31, 2013.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

12.31.12	The Korea Fund, Inc. Semi-Annual Report	17

The Korea Fund, Inc. Financial Highlights

For a share of stock outstanding throughout each period:

	Six Months ended December 31, 2012 (unaudited)	Year ended June 30,
		2012	2011	2010	2009		2008*
Net asset value, beginning of period	$40.51	$54.59	$38.54	$29.41	$53.03		$99.38
Investment Operations:
Net investment income (loss)	0.07	(0.14)	0.01	0.02	0.07	(1)	0.26 (1)
Net realized and change in unrealized gain (loss)	4.64	(8.72)	16.29	9.01	(19.47)		(5.11)
Total from investment operations	4.71	(8.86)	16.30	9.03	(19.40)		(4.85)
Dividends and Distributions to Stockholders from:
Net investment income	—	—	(0.30)	—	—		(0.40)
Net realized gains	—	(5.45)	—	—	(21.08)		(40.24)
Total dividends and distributions to stockholders	—	(5.45)	(0.30)	—	(21.08)		(40.64)
Common Stock Transactions:
Accretion (dilution) to net asset value resulting from share repurchases, shares tendered and reinvestment of distributions for shares at value	0.22	0.23	0.05	0.10	16.86		(0.86)
Net asset value, end of period	$45.44	$40.51	$54.59	$38.54	$29.41		$53.03
Market price, end of period	$41.26	$36.56	$49.27	$34.74	$27.43		$49.89
Total Return: (2)
Net asset value	12.17%	(15.25)%	42.52%	31.04%	(35.13	)%(3)	(14.69)%
Market price	12.85%	(15.59)%	42.75%	26.65%	(34.43)%		(9.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$409,188	$387,629	$549,089	$393,365	$307,208		$553,907
Ratio of expenses to average net assets	1.13%†	1.12%	1.10%	1.19%	1.43%		1.06%
Ratio of net investment income (loss) to average net assets	0.40%†	(0.29)%	0.02%	0.05%	0.23%		0.31%
Portfolio turnover rate	13%	43%	83%	89%	80%		38%

*	Adjusted for 1-for-10 reverse stock split that occurred on December 22, 2008 (See Note 7 in the Notes to Financial Statements) and Fund shares issued on January 29, 2009 (See Note 8 in the Notes to Financial Statements).
†	Annualized.
(1)	Calculated on average shares outstanding.
(2)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(3)	See Note 8 in the Notes to Financial Statements.

18	The Korea Fund, Inc. Semi-Annual Report	12.31.12	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Stockholder Meeting Results/Changes to Board of Directors/

Proxy Voting Policies & Procedures (unaudited)

Annual Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on October 31, 2012. Stockholders voted as indicated below:

	Affirmative	Against	Abstain
Election of Joseph T. Grause, Jr. — Class I to serve until 2013	7,783,105	129,699	38,864
Election of Christopher B. Brader — Class II to serve until 2014	7,786,431	126,687	38,550
Election of Marran H. Ogilvie — Class III to serve until 2015	7,713,777	198,944	38,947
Re-election of Richard A. Silver — Class III to serve until 2015	7,813,059	100,756	37,853

Mr. Julian Reid, continues to serve as a Director of the Fund.

Changes to Board of Directors:

On October 31, 2012, Joseph T. Grause, Jr., Christopher B. Brader and Marran H. Ogilvie were elected as Class I, Class II and Class III Directors, respectively. Christopher Russell resigned as Class I Director effective October 31, 2012. Ronaldo A. da Frota Nogueira was not eligible to be nominated for re-election and Kesop Yun did not seek re-election.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

12.31.12	The Korea Fund, Inc. Semi-Annual Report	19

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited)

The Board of Directors approved the renewal of your Fund’s investment management agreement (the “Management Agreement”) with the Investment Manager on December 10, 2012. The Board was not asked to renew the sub-advisory agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”), which terminated on December 31, 2012 (as discussed in more detail below under “Restructuring”). The Board’s considerations in approving the Management Agreement are set forth below.

In terms of the process that the Board followed prior to approving the Management Agreement, shareholders should know that the Board (i) met quarterly during the past year to discuss fund matters and dedicated a substantial amount of time to reviewing the Investment Manager, the Sub-Adviser and their management of the Fund, (ii) received extensive information throughout the year regarding the management of the Fund, (iii) meets regularly with senior management and portfolio managers of the Fund and the Investment Manager, (iv) engaged Mercer Investment Consulting Limited (“Mercer”) to act as the Board’s independent investment consultant in connection with their ongoing review, and (v) consists solely of Directors who are not “interested persons” (as this term is defined in the Investment Company Act of 1940) of the Investment Manager and its affiliates.

In connection with their contract review meetings, the Directors received and relied upon materials provided by the Investment Manager, the Sub-Adviser (as personnel of the Sub-Adviser would continue to provide services to the Fund as “associated persons” of the Investment Manager) and Mercer, which included, among other items: (i) data supplied by Lipper, Inc., a leading third party provider of mutual fund information (“Lipper”) on the total return investment performance of the Fund for various time periods and the investment performance of a peer group of funds, (ii) information provided by Mercer on the investment performance of a peer group comprised of U.S. and non-U.S. Korea funds; (iii) information provided by Mercer on the consistency of investment style of the Sub-Adviser and the risk relative to return of the Fund’s investment portfolio; (iv) information provided by Lipper on the Fund’s management fees and total expenses and the management fees and total expenses of a peer group of funds, (v) information regarding the management fees of comparable portfolios of other clients of the Investment Manager and Sub-Adviser, including open-end funds and other clients, (vi) the profitability to the Investment Manager of its relationship with the Fund, (vii) descriptions of various functions performed by the Investment Manager and Sub-Adviser, such as portfolio management, compliance monitoring and portfolio trading practices, (viii) descriptions of various administrative functions performed for the Fund by the Sub-Administrator, an affiliate of the Investment Manager, pursuant to an agreement between the Investment Manager and the Sub-Administrator, (ix) information regarding the overall organization of the Investment Manager, the Sub-Adviser and the Sub-Administrator, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund, and (x) information regarding an upcoming restructuring of the Investment Manager and Sub-Adviser.

Restructuring.    The Board considered the restructuring initiatives of the Investment Manager and Sub-Adviser, pursuant to which the Investment Manager would become a direct, wholly-owned subsidiary of Allianz Global Investors U.S. Holdings LLC and the Sub-Adviser would deregister as a registered investment adviser under the Investment Advisers Act of 1940. The Board considered that, in connection with the restructuring, the Investment Manager would terminate the Sub-Advisory Agreement and would assume the day-to-day portfolio management responsibilities of the Fund under the Management Agreement. The Board noted that personnel of the Sub-Adviser would continue to provide services to the Fund as “associated persons” of the Investment Manager. Consequently, the Board was informed that the Fund’s portfolio management team would not change in connection with the termination of the Sub-Advisory Agreement and that the Fund’s assets would continue to be managed consistently with the Fund’s current strategies, policies and guidelines. The Board also considered that the Investment Manager provides oversight of the Sub-Adviser’s portfolio management activities, monitors the Fund’s compliance with its investment objectives, policies and restrictions and applicable regulations, and has primary responsibility for other functions, including proxy voting. The Board noted that the compliance personnel of the Sub-Adviser would also be acting as “associated persons” of the Investment Manager and would report directly to the Investment Manager’s chief compliance officer. The Board concluded that, because certain services to be provided by the Investment Manager going forward would be performed by personnel of the Sub-Adviser as “associated persons” of the Investment Manager, it would consider information regarding the Sub-Adviser’s operations in connection with its first renewal of the Management Agreement following the restructuring. The Board also noted that it would monitor the results of the restructuring very carefully going forward to determine whether it was adversely affecting the Fund.

Nature, Quality and Extent of Services.    The Board considered the terms of the Management Agreement, including the scope of advisory services provided under the Management Agreement. The Board noted that, under the Management Agreement, the Investment Manager provides portfolio management and administrative services to the Fund. The Board also noted that personnel of the Sub-Adviser would continue to provide portfolio management services to the Fund as “associated persons” of the Investment Manager. The Board observed that the Investment Manager delegates primary

20	The Korea Fund, Inc. Semi-Annual Report	12.31.12

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited) (continued)

responsibility for administrative services to the Sub-Administrator. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Investment Manager and the Sub-Administrator to attract and retain high-quality personnel, and the organizational depth and stability of the Investment Manager and the Sub-Administrator.

The Board reviewed the Fund’s performance over various periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups compiled by Lipper and Mercer. In the course of these deliberations, the Board took into account information provided by the Investment Manager and Sub-Adviser in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. As the Investment Manager assumed management of the Fund effective April 1, 2007 and several months were required to accomplish a repositioning of the Fund’s portfolio, the Board focused on the Fund’s performance during periods beginning no earlier than July 1, 2007. Based on the information provided, the Board noted that the Fund’s performance ranked in the 2nd, 2nd, and 5th quintiles, respectively, for the one-, three- and five-year periods ended September 30, 2012 in the peer group compiled by Lipper. The Board observed that there were limitations on the usefulness of the comparative data provided by Lipper, noting that the peer group compiled by Lipper consists of Pacific funds (excluding Japan). The Board took into account that the Fund’s substantial capital gains distribution in January 2009 and its reinvestment, during a turbulent time in the markets, had a negative effect on the Fund’s performance over the five-year period ended September 30, 2012. The Board also noted the Fund’s improved performance over the one- and three-year periods ended September 30, 2012.

The Board also reviewed the Fund’s performance against a peer group of Korea funds assembled by Mercer and observed that the Fund ranked 6th, 4th and 7th out of 15 funds, respectively, for the one-, three- and five-year periods ended September 30, 2012 in the peer group assembled by Mercer. In connection with this review, the Board noted that the peer group assembled by Mercer contains funds registered under the Investment Company Act of 1940 and entities that are not registered and that certain of the entities of this peer group are subject to different regulatory regimes than the Fund and may calculate their performance using different methods, all of which may affect the performance of such entities reported to the Board.

In addition, the Board observed that the Fund’s total return performance (based on net assets) underperformed the KOSPI Index and the MSCI Korea Index (Total Return) for each of the one- and five-year periods ended September 30, 2012. The Board also observed that the Fund’s total return performance (based on net assets) outperformed the KOSPI Index for the three-year period ended September 30, 2012, but underperformed the MSCI Korea Index (Total Return) for the three-year period ended September 30, 2012. The Board noted that the Fund’s primary benchmark was changed to the MSCI Korea Index (Total Return) effective January 1, 2012.

On the basis of this evaluation, the ongoing review of investment results by the Board, and the Board’s discussions with Mercer and personnel of the Investment Manager and Sub-Adviser, the Board concluded that the nature, quality and extent of services provided by the Investment Manager, Sub-Adviser and the Sub-Administrator was sufficient to support renewal of the Management Agreement. The Board also determined that, in light of the restructuring, the Board would continue to monitor closely the portfolio management of the Fund.

Fees and Expenses.    The Board considered the Fund’s investment management fee schedule and total expense ratio, and comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by, and total expense ratios of, comparable funds. With respect to management fees paid to other investment advisers by comparable funds, the Board noted that the effective fee rates paid by the Fund were the second-lowest of the peer group compiled by Lipper (based on the management fees paid by the Fund for the Fund’s fiscal year ended June 30, 2012). The Board also considered the management fees charged by the Investment Manager to other clients, including open-end funds with investment strategies comparable to that of the Fund, and noted that the management fees paid by the Fund were generally lower than the fees paid by such clients of the Investment Manager and Sub-Adviser. With respect to the sub-administration fee paid to the Sub-Administrator, the Board noted that the fee is paid by the Investment Manager out of its fee and not directly by the Fund. The Board also noted that it was not clear whether the peer funds selected by Lipper were charged such fees by their investment managers. The Board noted that the Fund’s total operating expenses were lower (1st quartile) than the median for the peer group compiled by Lipper (based on the operating expenses of the Fund for the Fund’s fiscal year ended June 30, 2012).

The Board noted that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Investment Manager would realize economies of scale from the Fund’s growth other than through capital gain. The Board decided to reconsider the management fee breakpoint levels in the future should the Fund’s assets grow substantially or should there be an opportunity to raise new money.

12.31.12	The Korea Fund, Inc. Semi-Annual Report	21

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited) (continued)

On the basis of the information provided, the Board concluded that management fee was reasonable and appropriate in light of the nature, quality and extent of services provided by the Investment Manager, Sub-Adviser and the Sub-Administrator.

Profitability.    The Board reviewed detailed information regarding revenues received by the Investment Manager under the Management Agreement. In considering the profitability of the Investment Manager, the Board noted that the Sub-Administrator is an affiliate of the Investment Manager and is paid by the Investment Manager and, therefore, did not consider its profitability separately. Based on the information provided, the Board concluded that the pre-tax profits realized by the Investment Manager in connection with the management of the Fund were not unreasonable.

Other Benefits to the Investment Manager and Its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Investment Manager and its affiliates, including any fees received by the Sub-Administrator for administrative services provided to the Fund. The Board also considered benefits to the Sub-Adviser related to brokerage allocations, including research generated by broker dealers, along with the incidental public relations benefits to the Investment Manager, Sub-Adviser and Sub-Administrator related to the Fund’s advertising opportunities. The Board concluded that management fees were reasonable in light of these indirect benefits.

Compliance.    The Board considered the significant attention and resources dedicated by the Investment Manager, Sub-Adviser and Sub-Administrator to documenting and enhancing their compliance processes. The Board noted in particular (i) the experience and seniority of the Investment Manager’s and Sub-Adviser’s chief compliance officers; and (ii) the substantial commitment of resources by the Investment Manager, Sub-Adviser and Sub-Administrator to compliance matters.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Management Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Management Agreement.

22	The Korea Fund, Inc. Semi-Annual Report	12.31.12

Directors	Officers
Julian Reid Chairman of the Board of Directors Christopher B. Brader Joseph T. Grause, Jr. Marran H. Ogilvie Richard A. Silver

Christian W. Pachtner
President & Chief Executive Officer

Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Secretary & Chief Legal Officer

Lawrence G. Altadonna
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager/Administrator

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Sub-Administrator

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.thekoreafund.com.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

AZ612SA_123112

AGI-2013-02-26-6022

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share		(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1-31, 2012	18,000	35.95	[1]	18,000	572,266
August 1-31, 2012	86,080	37.44	[1]	86,080	486,186
September 1-30, 2012	95,081	38.52	[1]	95,081	391,105
October 1-31, 2012	71,526	39.13	[1]	71,526	319,579
November 1-30, 2012	112,368	38.27	[1]	112,368	817,654
December 1-31, 2012	179,800	40.02	[1]	179,800	637,854

Totals	562,855			562,855

[1]	Subject to fees and commissions of up to 3% per share repurchased.
[2]

In March 2010, pursuant to the Discount Management Program previously adopted by the Fund’s Board of Directors, the Fund instituted a share repurchase program. The program allowed the Fund to repurchase in the open market up to 5% of its common stock outstanding as of February 22, 2010. Fund shares are repurchased at a discount to net asset value in accordance with procedures approved by the Board of Directors and its Discount Management Committee. On October 31, 2011 the Fund announced a new share repurchase program commencing November 1, 2011. Under the new program, the Fund is authorized to repurchase in each twelve month period ended October 31 up to 10% of its common shares outstanding as of October 31 the prior year.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant change in the registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Korea Fund, Inc.

By:	/s/ Christian W. Pachtner
President & Chief Executive Officer
Date:	March 6, 2013

By:	/s/Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer
Date:	March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christian W. Pachtner
President & Chief Executive Officer
Date:	March 6, 2013

By:	/s/ Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer
Date:	March 6, 2013